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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       10/21/2005
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                        CITIZENS FIRST CORPORATION
                        --------------------------
               (Exact name of registrant as specified in its charter)



     Kentucky                           333-67435          61-0912615
 ---------------------------          ------------        --------------
(State or other jurisdiction          (Commission         (IRS Employer
   of incorporation)                   File Number)       Identification No.)


                1805 Campbell Lane, Bowling Green, Kentucky            42101
               ---------------------------------------------           ------
                     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                             NOT APPLICABLE
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On October 21, 2005, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company's operating results for the quarter and nine months ended September 30, 2005.

ITEM 7.01. REGULATION FD DISCLOSURE.

         See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


C. EXHIBITS

99.1     Press Release dated October 21, 2005.



         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                   (Registrant)



                                                     By:/s/Kim K. Harmon
                                                        ----------------
                                                           Kim K. Harmon
                                                             Controller
Date:  October 21, 2005
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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

99.1     Press Release dated October 21, 2005

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